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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                    PROSPECTUS SUPPLEMENT -- FEBRUARY 6, 2009

RIVERSOURCE TAX-EXEMPT MONEY MARKET FUND (PROSPECTUS DATED FEB. 29, 2008) S-6433-99 AE

On Jan. 8, 2009, the RiverSource Tax-Exempt Money Market Fund's Board of Directors approved in principle the merger of RiverSource Tax-Exempt Money Market Fund (the "Fund") into RiverSource Cash Management Fund. At this time, the Fund has determined not to proceed with the proposed merger. This prospectus supplement supersedes the prospectus supplement filed on Jan. 13, 2009.

S-6433-6 A (2/09)